UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2015

Joe’s Jeans Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

2340 S. Eastern Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)
(323) 837-3700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING, FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

             As previously disclosed, Joe’s Jeans Inc. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) on November 24, 2014, notifying it of its failure to maintain a minimum closing bid price of $1.00 over the then preceding 30 consecutive trading days for its common stock as required by Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”).  The letter stated that the Company had until May 26, 2015 to demonstrate compliance by maintaining a minimum closing bid price of at least $1.00 for a minimum of 10 consecutive trading days.

             On May 29, 2015, the Company received a second letter from Nasdaq indicating that the Company had not regained compliance with the Bid Price Rule, but that the Company was eligible for an additional 180 day calendar period, or until November 23, 2015, to regain compliance.  The determination by Nasdaq that the Company was eligible for this additional period was based upon the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the Bid Price Rule, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.  Both letters were issued in accordance with standard Nasdaq procedures and have no immediate effect on the listing of the Company’s common stock at this time.  The Company intends to monitor the bid price of its common stock and will implement a reverse stock split, if necessary, if its common stock does not trade at a level likely to result in the Company regaining compliance with the Bid Price Rule by November 23, 2015.

If the Company does not regain compliance with the Bid Price Rule by November 23, 2015 and does not timely implement a reverse stock split, Nasdaq will provide the Company with written notification that its common stock will be delisted.  At that time, the Company may appeal Nasdaq’s determination to delist its common stock to the Nasdaq Hearings Panel.

            A copy of the press release issued by the Company on June 4, 2015 announcing the receipt of this letter from Nasdaq is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit
Number              Description

99.1                      Press Release dated June 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOE’S JEANS INC.

(Registrant)

Date: June 4, 2015	By:	/s/ Samuel J. Furrow
Samuel J. Furrow
Chairman of the Board of Directors and Interim
Chief Executive Officer
(Principal Executive Officer)

Exhibit Index

Exhibit
Number	Description

99.1	Press Release dated June 4, 2015